Exhibit 10(E)

Banu Mattuchio President of State Street Bank and Trust Company, NA Banu Mattuchio Senior Vice President, State Street Bank and Trust Company

Exhibit 10(E)

Execution

FIRST AMENDMENT TO THE CUSTODIAN AGREEMENT BETWEEN TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA AND STATE STREET BANK AND TRUST COMPANY, N.A.

This **FIRST AMENDMENT TO CUSTODIAN AGREEMENT** (the "***Amendment***") is hereby entered into as of September 25, 2024 (the "***Effective Date***") by and between Teachers Insurance and Annuity Association of America (the "***Insurance Company***"), on behalf of the TIAA Real Estate Account (the "***Account***"), State Street Bank and Trust Company, N.A., a national banking association (the "***Original Custodian***"), and State Street Bank and Trust Company, a bank and trust company organized under the laws of the Commonwealth of Massachusetts (the "***New Custodian***").

RECITALS:

WHEREAS, the Insurance Company and Original Custodian are parties to that certain Custodian Agreement dated March 3, 2008 for the custody and safekeeping of the Account's portfolio assets (the "***Custodian Agreement***"); and

WHEREAS, the Insurance Company and the Original Custodian intend to replace the Original Custodian and have the New Custodian become the custodian for the Account under the Custodian Agreement as amended by this Amendment;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

1. Assignment of Custodian Agreement. Subject to the terms and conditions contained herein:

   (a) The Original Custodian hereby transfers and assigns to the New Custodian all its rights, benefits, interests, duties, obligations and liabilities under the Custodian Agreement, in each case solely to the extent such rights, benefits, interests, duties, obligations and liabilities relate to periods on or after the Effective Date (the "***Assignment***").

   (b) The New Custodian hereby accepts the Assignment and the New Custodian and Insurance Company hereby separately release the Original Custodian from all of its duties, obligations and liabilities under the Custodian Agreement, in each case, solely to the extent such duties, obligations and liabilities relate to periods on or after the Effective Date.

   (c) This Assignment does not affect any rights or obligations under the Custodian Agreement arising from or relating to any period prior to the Effective Date or accrued by any party prior to the Effective Date, including without limitation the Insurance Company's and Account's rights or obligations.

2. Amendment. The following provisions amend the Custodian Agreement:

   (a) As of the Effective Date, all references to "State Street Bank and Trust Company, N.A., a national banking association" as "Custodian" shall be

replaced with "State Street Bank and Trust Company, a Massachusetts bank and trust company".

(b) As of the Effective Date, the Custodian's notice addresses shall be replaced with the following:

"To the Custodian: State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Attention: Senior Vice President – Custody Operations
CC: Legal Department
Telephone: (617) 662-1965
Email: NuveenTIAAClientService@StateStreet.com"

3. All other provisions, terms and conditions contained in the Custodian Agreement, as amended hereby, shall remain in full force and effect.

4. Miscellaneous. Each of the parties hereto represents that this Amendment has been duly signed for and on behalf of such party by authority of its governing bodies and within the scope of its respective powers. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. This Amendment is governed by, and shall be construed in accordance with the laws governing the Custodian Agreement. Signatures to this Amendment delivered by electronic communications shall be considered original signatures for purposes of the effectiveness hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

Insurance Company:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, ON BEHALF OF THE TIAA REAL ESTATE ACCOUNT

JST By: [signature]
Name: CJ Heald
Title: VP, Treasurer

New Custodian:

STATE STREET BANK AND TRUST COMPANY

By: B. Mattuch
Name: Banu Mattuchio
Title: Senior Vice President, State Street Bank and Trust Company

Original Custodian:

STATE STREET BANK AND TRUST COMPANY, N.A.

By: B. Mattuch
Name: Banu Mattuchio
Title: President of State Street Bank and Trust Company, NA